MASSMUTUAL SELECT FUNDS

Supplement dated September 9, 2015 to the

Prospectus dated April 1, 2015

This supplement provides new and additional information beyond that contained in the Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and any previous supplements.

Effective September 9, 2015, American Century Investment Management, Inc. (“American Century”) replaced NFJ Investment Group LLC (“NFJ”) as a co-subadviser to the Mid-Cap Value Fund.

Effective September 9, 2015, the following information replaces all of the information for the Mid-Cap Value Fund found on pages 56-57 under the heading Principal Investment Strategies:

The Fund invests primarily in equity securities of mid-capitalization companies that the subadvisers believe are undervalued. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, stock futures contracts, stock index futures contracts, rights, and warrants. Under normal circumstances, the Fund invests at least 80% of its net assets in the stocks of mid-cap companies. The subadvisers currently define “mid-cap” companies as those whose market capitalizations at the time of purchase are between $500 million and $10 billion or fall within the market capitalization range of companies included in the Russell Midcap® Value Index (as of January 31, 2015, between $200 million and $32.48 billion). The Fund typically invests most of its assets in equity securities of U.S. companies, but may gain exposure to non-U.S. issuers, including emerging markets issuers, through the purchase of foreign securities and American Depositary Receipts (“ADRs”). The Fund may also invest a portion of its assets in real estate investment trusts (“REITs”). The Fund may use futures contracts as a substitute for direct investments in equity securities. The Fund may but will not necessarily engage in foreign currency forward contracts to attempt to protect against adverse changes in currency exchange rates. Use of derivatives by the Fund may create investment leverage. The Fund may invest a portion of its assets in debt securities of companies and debt obligations of governments and their agencies, and other similar securities. The Fund may hold a portion of its assets in cash or cash equivalents.

The Fund is managed by two subadvisers, American Century Investment Management, Inc. (“American Century”) and Systematic Financial Management, L.P. (“Systematic”), each being responsible for a portion of the portfolio, but not necessarily equally weighted. In selecting investments for the Fund, American Century seeks to identify stocks of companies that it believes are undervalued at the time of purchase. American Century attempts to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the stock’s price has increased to, or is higher than, a level the managers believe more accurately reflects the fair value of the company. Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, American Century looks for companies with earnings, cash flows and/or assets that may not be accurately reflected in the companies’ values, as determined by the managers. The managers also may consider whether the companies’ securities have a favorable income-paying history and whether income payments are expected to continue or increase. In selecting securities for the Fund, Systematic utilizes a two-prong, bottom-up investment strategy that unifies quantitative screening and fundamental research. Systematic’s security selection process generally favors companies with attractive valuation and positive earnings dynamics, and may consider, among other things, a company’s financial characteristics, market position, industry position, and management.

American Century may sell a stock from the Fund if, for example, in its judgment, a stock no longer meets its valuation criteria, a stock’s risk parameters outweigh its return opportunity, more attractive alternatives are identified, or specific events alter a stock’s prospects. Systematic generally may consider selling a stock for the Fund if, for example, in its judgment, the stock’s price has appreciated to a level that Systematic considers to be the stock’s fair value, its analysis leads Systematic to anticipate downward earnings revisions for a company, a company experiences an unexpected earnings announcement, or Systematic identifies other investment opportunities that it believes to be more attractive.

The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.

Effective September 9, 2015, the following information supplements the information for the Mid-Cap Value Fund found on pages 57-58 under the heading Principal Risks:

Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.

Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk. These risks may be heightened due to the current historically low interest rate environment.

Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.

Effective September 9, 2015, the following information replaces similar information for the Mid Cap Value Fund found on page 59 under the headings Subadvisers and Portfolio Managers in the section titled Management:

Subadvisers: American Century Investment Management, Inc.

Systematic Financial Management, L.P.

Portfolio Managers:

Phillip N. Davidson, CFA is Chief Investment Officer – U.S. Value Equity, Senior Vice President, and Senior Portfolio Manager at American Century. He has managed the Fund since September 2015.

Michael Liss, CFA is a Vice President and Senior Portfolio Manager at American Century. He has managed the Fund since September 2015.

Kevin Toney, CFA is a Senior Vice President and Senior Portfolio Manager at American Century. He has managed the Fund since September 2015.

Brian Woglom, CFA is a Vice President and Portfolio Manager at American Century. He has managed the Fund since September 2015.

Ronald M. Mushock, CFA is a Managing Partner at Systematic and is the Lead Portfolio Manager of Systematic’s Mid Cap Portfolios. He has managed the Fund since June 2009.

D. Kevin McCreesh, CFA is a Managing Partner at Systematic and is Systematic’s Chief Investment Officer. He has managed the Fund since June 2009.

Effective September 9, 2015, the following information replaces the information for NFJ Investment Group LLC found on pages 130-131 under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds:

American Century Investment Management, Inc. (“American Century”), located at 4500 Main Street, Kansas City, Missouri 64111, manages the investments of the Mid-Cap Value Fund. American Century is a privately held subsidiary of American Century Companies, Inc. As of August 31, 2015, American Century had approximately $144.8 billion in total assets under management.

American Century replaced NFJ Investment Group LLC as a co-subadviser of the Mid-Cap Value Fund on September 9, 2015. NFJ Investment Group LLC had been a co-subadviser of the Mid-Cap Value Fund since March 2010.

Phillip N. Davidson, CFA

is a portfolio manager of a portion of the Mid-Cap Value Fund, which is managed on a team basis. He is jointly and primarily responsible for the day-to-day management of the Fund. Mr. Davidson is the Chief Investment Officer – U.S. Value Equity, Senior Vice President and Senior Portfolio Manager for American Century. He joined American Century in 1993 as a portfolio manager.

Michael Liss, CFA

is a portfolio manager of a portion of the Mid-Cap Value Fund, which is managed on a team basis. He is jointly and primarily responsible for the day-to-day management of the Fund. Mr. Liss is a Vice President and Senior Portfolio Manager for American Century. Mr. Liss joined American Century in 1998 and became a portfolio manager in 2004.

Kevin Toney, CFA

is a portfolio manager of a portion of the Mid-Cap Value Fund, which is managed on a team basis. He is jointly and primarily responsible for the day-to-day management of the Fund. Mr. Toney is a Senior Vice President and Senior Portfolio Manager for American Century. Mr. Toney joined American Century in 1999 as an investment analyst and became a portfolio manager in 2006.

Brian Woglom, CFA

is a portfolio manager of a portion of the Mid-Cap Value Fund, which is managed on a team basis. He is jointly and primarily responsible for the day-to-day management of the Fund. Mr. Woglom is a Vice President and Portfolio Manager for American Century. Mr. Woglom joined American Century in 2005 as an investment analyst and became a portfolio manager in 2012.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3001M-15-05

MASSMUTUAL SELECT FUNDS

MassMutual Select Mid-Cap Value Fund

Supplement dated September 9, 2015 to the

Summary Prospectus dated April 1, 2015

This supplement provides new and additional information beyond that contained in the Summary Prospectus. It should be retained and read in conjunction with the Summary Prospectus.

Effective September 9, 2015, American Century Investment Management, Inc. (“American Century”) replaced NFJ Investment Group LLC (“NFJ”) as a co-subadviser to the Fund.

Effective September 9, 2015, the following information replaces all of the information found under Principal Investment Strategies:

The Fund invests primarily in equity securities of mid-capitalization companies that the subadvisers believe are undervalued. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, stock futures contracts, stock index futures contracts, rights, and warrants. Under normal circumstances, the Fund invests at least 80% of its net assets in the stocks of mid-cap companies. The subadvisers currently define “mid-cap” companies as those whose market capitalizations at the time of purchase are between $500 million and $10 billion or fall within the market capitalization range of companies included in the Russell Midcap® Value Index (as of January 31, 2015, between $200 million and $32.48 billion). The Fund typically invests most of its assets in equity securities of U.S. companies, but may gain exposure to non-U.S. issuers, including emerging markets issuers, through the purchase of foreign securities and American Depositary Receipts (“ADRs”). The Fund may also invest a portion of its assets in real estate investment trusts (“REITs”). The Fund may use futures contracts as a substitute for direct investments in equity securities. The Fund may but will not necessarily engage in foreign currency forward contracts to attempt to protect against adverse changes in currency exchange rates. Use of derivatives by the Fund may create investment leverage. The Fund may invest a portion of its assets in debt securities of companies and debt obligations of governments and their agencies, and other similar securities. The Fund may hold a portion of its assets in cash or cash equivalents.

The Fund is managed by two subadvisers, American Century Investment Management, Inc. (“American Century”) and Systematic Financial Management, L.P. (“Systematic”), each being responsible for a portion of the portfolio, but not necessarily equally weighted. In selecting investments for the Fund, American Century seeks to identify stocks of companies that it believes are undervalued at the time of purchase. American Century attempts to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the stock’s price has increased to, or is higher than, a level the managers believe more accurately reflects the fair value of the company. Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, American Century looks for companies with earnings, cash flows and/or assets that may not be accurately reflected in the companies’ values, as determined by the managers. The managers also may consider whether the companies’ securities have a favorable income-paying history and whether income payments are expected to continue or increase. In selecting securities for the Fund, Systematic utilizes a two-prong, bottom-up investment strategy that unifies quantitative screening and fundamental research. Systematic’s security selection process generally favors companies with attractive valuation and positive earnings dynamics, and may consider, among other things, a company’s financial characteristics, market position, industry position, and management.

American Century may sell a stock from the Fund if, for example, in its judgment, a stock no longer meets its valuation criteria, a stock’s risk parameters outweigh its return opportunity, more attractive alternatives are identified, or specific events alter a stock’s prospects. Systematic generally may consider selling a stock for the Fund if, for example, in its judgment, the stock’s price has appreciated to a level that Systematic considers to be the stock’s fair value, its analysis leads Systematic to anticipate downward earnings revisions for a company, a company experiences an unexpected earnings announcement, or Systematic identifies other investment opportunities that it believes to be more attractive.

The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.

Effective September 9, 2015, the following information supplements the information found under the heading Principal Risks:

Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.

Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk. These risks may be heightened due to the current historically low interest rate environment.

Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.

Effective September 9, 2015, the following information replaces similar information found under the headings Subadvisers and Portfolio Managers in the section titled Management:

Subadvisers: American Century Investment Management, Inc.

Systematic Financial Management, L.P.

Portfolio Managers:

Phillip N. Davidson, CFA is Chief Investment Officer – U.S. Value Equity, Senior Vice President, and Senior Portfolio Manager at American Century. He has managed the Fund since September 2015.

Michael Liss, CFA is a Vice President and Senior Portfolio Manager at American Century. He has managed the Fund since September 2015.

Kevin Toney, CFA is a Senior Vice President and Senior Portfolio Manager at American Century. He has managed the Fund since September 2015.

Brian Woglom, CFA is a Vice President and Portfolio Manager at American Century. He has managed the Fund since September 2015.

Ronald M. Mushock, CFA is a Managing Partner at Systematic and is the Lead Portfolio Manager of Systematic’s Mid Cap Portfolios. He has managed the Fund since June 2009.

D. Kevin McCreesh, CFA is a Managing Partner at Systematic and is Systematic’s Chief Investment Officer. He has managed the Fund since June 2009.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

MCV-15-01

MASSMUTUAL SELECT FUNDS

Supplement dated September 9, 2015 to the

Statement of Additional Information dated April 1, 2015

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.

Effective September 9, 2015, American Century Investment Management, Inc. (“American Century”) replaced NFJ Investment Group LLC (“NFJ”) as a co-subadviser to the Mid-Cap Value Fund.

Effective September 9, 2015, the following information replaces the information for the Mid-Cap Value Fund found on pages B-3 and B-4 in the section titled General Information:

The subadvisers for the Mid-Cap Value Fund are American Century Investment Management, Inc. (“American Century”), located at 4500 Main Street, Kansas City, Missouri 64111, and Systematic Financial Management, L.P. (“Systematic”), located at 300 Frank W. Burr Boulevard, Glenpointe East, 7th Floor, Teaneck, New Jersey 07666.

Effective September 9, 2015, the following information replaces similar information found on page B-51 in the section titled Management of the Trust:

The Trust has a Board comprised of ten Trustees, a majority of which are not “interested persons” (as defined in the 1940 Act) of the Trust. The Board is generally responsible for the management and oversight of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust and the Funds, approve contracts, and authorize Trust officers to carry out the decisions of the Board. To assist them in this role, the Trustees who are not “interested persons” of the Trust (“Independent Trustees”) have retained independent legal counsel. As investment adviser and subadvisers to the Funds, respectively, MML Advisers and American Century, Barrow Hanley, BlackRock, Brandywine Global, Federated Clover, Frontier, Harris, Huber Capital Management, Invesco, J.P. Morgan, Jackson Square, Loomis Sayles, MetWest, MFS, Montibus, NTI, OFI Global, Sands Capital, Systematic, T. Rowe Price, Waddell & Reed, Wellington Management, Western Asset, and Western Asset Limited may be considered part of the management of the Trust. The Trustees and principal officers of the Trust are listed below together with information on their positions with the Trust, address, age, principal occupations, and other principal business affiliations during the past five years.

Effective September 9, 2015, the following information replaces the information found on page B-95 in the thirteenth and fourteenth paragraphs under the heading Subadvisers in the section titled Investment Advisory and Other Service Agreements:

American Century and Systematic both act as subadvisers for the Mid-Cap Value Fund. American Century is wholly-owned by American Century Companies, Inc. (“ACC”). The Stowers Institute for Medical Research (“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is a part of a not-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments, and prevention of disease.

Systematic was founded in 1982, as a registered investment adviser with the SEC pursuant to the Advisers Act, specializing in the management of value portfolios. In 1995, a majority stake in the firm was sold to Affiliated Managers Group, Inc. (“AMG”), a publicly traded company that invests in mid-sized asset management firms. The firm was subsequently re-registered with the SEC as Systematic, a Delaware limited partnership, on April 10, 1995. AMG holds a majority interest in Systematic through AMG’s wholly-owned subsidiary, Titan NJLP Holdings LLC, with the remaining equity spread between ten active senior members of Systematic. Systematic operates independently as a separate, autonomous affiliate of AMG. Systematic’s Managing Partners retain complete control of the investment philosophy and process, as well as comprehensive management of the firm.

Effective September 9, 2015, the following information replaces the information found on page B-107 in the section titled Code of Ethics:

The Trust, MML Advisers, the Distributor, American Century, Barrow Hanley, BlackRock, Brandywine Global, Federated Clover, Frontier, Harris, Huber Capital Management, Invesco, J.P. Morgan, Jackson Square, Loomis Sayles, MFS, MetWest, Montibus, NTI, OFI Global, Sands Capital, Systematic, T. Rowe Price, Waddell & Reed, Wellington Management, Western Asset, and Western Asset Limited have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act. The Codes of Ethics permit Fund personnel to invest in securities, including securities that may be purchased or held by a Fund, for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.

Effective September 9, 2015, the following information replaces the information for NFJ found on pages B-243 – B-246 in the section titled Appendix B – Proxy Voting Policies.

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

PROXY VOTING POLICIES

American Century is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds it advises. In exercising its voting obligations, American Century is guided by general fiduciary principles. It must act prudently, solely in the interest of the funds, and for the exclusive purpose of providing benefits to them. American Century attempts to consider all factors of its vote that could affect the value of the investment. The funds’ Board of Directors has approved American Century’s proxy voting policies to govern American Century’s proxy voting activities.

American Century and the board have agreed on certain significant contributors to shareholder value with respect to a number of matters that are often the subject of proxy solicitations for shareholder meetings. American Century’s proxy voting policies specifically address these considerations and establish a framework for American Century’s consideration of the vote that would be appropriate for the funds it advises.

In particular, the proxy voting policies outline principles and factors to be considered in the exercise of voting authority for proposals addressing:

•	Routine Matters

– Election of Directors

– Ratification of Selection of Auditors

•	Compensation Matters

– Executive Compensation

– Equity-Based Compensation Plans

•	Anti-Takeover Proposals

– Cumulative Voting

– Staggered Boards

– “Blank Check” Preferred Stock

– Elimination of Preemptive Rights

– Non-targeted Share Repurchase

– Increase in Authorized Common Stock

– “Supermajority” Voting Provisions or Super Voting Share Classes

– “Fair Price” Amendments

– Limiting the Right to Call Special Shareholder Meetings

– Poison Pills or Shareholder Rights Plans

– Golden Parachutes

– Reincorporation

– Confidential Voting

– Opting In or Out of State Takeover Laws

•	Other Matters

– Shareholder Proposals Involving Social, Moral or Ethical Matters

– Anti-Greenmail Proposals

– Changes to Indemnification Provisions

– Non-Stock Incentive Plans

– Director Tenure

– Directors’ Stock Options Plans

– Director Share Ownership

– Non-U.S. Proxies

Finally, the proxy voting policies establish procedures for voting of proxies in cases in which American Century may have a potential conflict of interest. Companies with which American Century has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which American Century votes on matters for the funds. To ensure that such a conflict of interest does not affect proxy votes cast for the funds advised by the subadviser, all discretionary (including case-by-case) voting for these companies will be voted in direct consultation with a committee of the independent directors of the funds.

A copy of American Century’s proxy voting policies and information regarding how American Century voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available on the About Us page at americancentury.com. American Century’s proxy voting record also is available on the SEC’s website at sec.gov.

Effective September 9, 2015, the following information replaces the information for NFJ found on pages B-309 – B-312 in the section titled Appendix C – Additional Portfolio Manager Information:

American Century Investment Management, Inc.

The portfolio managers of the Mid-Cap Value Fund are Phillip N. Davidson, Michael Liss, Kevin Toney, and Brian Woglom.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*

Phillip N. Davidson
Registered investment companies**	14	$23.045 billion	0	$0
Other pooled investment vehicles	6	$2.265 billion	0	$0
Other accounts	2	$244.6 million	0	$0

Michael Liss
Registered investment companies**	14	$23.045 billion	0	$0
Other pooled investment vehicles	6	$2.265 billion	0	$0
Other accounts	2	$244.6 million	0	$0

Kevin Toney
Registered investment companies**	14	$23.045 billion	0	$0
Other pooled investment vehicles	6	$2.265 billion	0	$0
Other accounts	2	$244.6 million	0	$0

Brian Woglom
Registered investment companies**	12	$14.146 billion	0	$0
Other pooled investment vehicles	3	$721.2 million	0	$0
Other accounts	1	$58.1 million	0	$0

*	The information provided is as of August 31, 2015.
**	Does not include the Mid-Cap Value Fund.

Ownership of Securities:

As of August 31, 2015, the portfolio managers did not own any shares of the Mid-Cap Value Fund.

Conflicts of Interest:

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies, such as one portfolio buying or selling a security while another portfolio has a differing, potentially opposite position in such security. This may include one portfolio taking a short position in the security of an issuer that is held long in another portfolio (or vice versa). Other potential conflicts may arise with respect to the allocation of investment opportunities, which are discussed in more detail below. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, disciplined equity, U.S. growth mid- and small-cap, U.S. growth large-cap, value, global and non-U.S., fixed income and asset allocation. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. In addition, American Century maintains an ethical wall around each of its equity investment disciplines (U.S. growth large-cap, U.S. growth mid- and small-cap, value, disciplined equity and global and non-U.S.), meaning that access to information regarding any portfolio’s transactional activities is only available to team members of the investment discipline that manages such portfolio. The ethical wall is intended to aid in preventing the misuse of portfolio holdings information and trading activity in the other disciplines.

For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions, if any, are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century’s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not. American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

Compensation:

American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. For the fiscal year ended December 31, 2014, it includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity.

Base Salary

Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus

A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one-, three- and five-year pre-tax performance relative to various benchmarks (the Russell Midcap® Value Index is used for purposes of the Mid-Cap Value Fund) and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates.

Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.

Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case for the Mid-Cap Value Fund. If the performance of a similarly managed account is considered for purposes of compensation, it is either measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group) or relative to the performance of such mutual fund. Performance of the Mid-Cap Value Fund is not separately considered in determining portfolio manager compensation.

A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth, U.S. value, global and non-U.S., disciplined equity, fixed- income, and asset allocation. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-, three- and five-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among fund management teams in achieving long-term investment success for similarly styled portfolios.

A portion of some portfolio managers’ bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Restricted Stock Plans

Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations such as profitability. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).

Deferred Compensation Plans

Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI B3001M-15-04